SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Definitive Additional Materials
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Fidelity Investment Trust
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Southeast Asia Fund

Dear Shareholder:

A special meeting of shareholders of the Fidelity fund mentioned above will be held on November 16, 2010. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-8544. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to modify the management contract for Fidelity Southeast Asia Fund. Specifically, you are being asked to vote on the following proposals:

1. To approve a change in the performance adjustment index for the fund.

2. To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.

1. To approve a change in the performance adjustment index for the fund.

Why are you proposing to change the fund's performance adjustment index?

The Board of Trustees and FMR recommend that shareholders vote to approve an amended management contract that would prospectively change the index used to calculate the fund's performance adjustment from the MSCI AC (All Country) Far East ex Japan Index, which excludes India, to the MSCI AC (All Country) Asia ex Japan Index, which includes India. FMR is proposing to change the fund's performance adjustment index to make it conform more closely to the proposed investment strategy to add India to the fund's country allocation.

Why are you proposing to change the fund's investment strategy to add India to the fund's country allocation? Does this change require shareholder approval?

The Board of Trustees and FMR believe that expanding the fund's country allocation to include India would be in shareholders' interests because it would enable the fund to take greater advantage of the attractive investment opportunities within this key emerging Asia market. India is the second largest and one of the faster-growing economies within the emerging Asia region and broadening the fund's country allocation to include India would provide investors with single-fund exposure to the entire emerging Asia region.

Although changing the investment policies to include India in the fund's country allocation does not require a shareholder vote, the fund will do so only if shareholders approve Proposal 1 to change the fund's performance adjustment index.

Will the change in the performance adjustment index affect the way the fund is managed?

Yes, if shareholders approve the proposal to change the performance adjustment index, the fund will adopt revised investment policies that include India in the fund's country allocation. While the fund currently invests a small percentage of its assets in India (approximately 1.5% as of July 31, 2010), we expect the fund will begin to invest a greater percentage of its assets in securities of Indian issuers under its new investment policies. Additionally, the fund's name will be changed to Fidelity Emerging Asia Fund.

What is a performance adjustment and how does it affect the management fee?

Performance adjustments on management fees are attached to many of Fidelity's equity funds and are made depending on whether, and to what extent, a fund's investment performance over the most recent 36-month period exceeds, or is exceeded by, the record of its benchmark index over the same period. Thus, the adjustment ties fees to performance so that when a fund's performance beats its index's performance, the fund pays a higher management fee, and when a fund's performance trails its index's performance, the fund's management fee is reduced. We believe this makes sense for shareholders because it more closely aligns our economic interests with theirs.

Will this change make the management fee higher or lower on the fund?

Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the proposed index.

2. To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.

Why is Fidelity proposing that shareholders vote to authorize the Trustees to change the fund's performance adjustment index in the future without a shareholder vote?

The proposed modification to the management contract would allow the Trustees to designate an alternative appropriate index for purposes of calculating the performance adjustment for the fund without a shareholder vote, provided the Investment Company Act of 1940 and Investment Advisers Act of 1940 (the Acts) permit them to do so. Currently, the Acts do not permit the Board to make such a change, and approval by the Securities and Exchange Commission (SEC) would be required to do so. However, if future changes to the Acts or the SEC's positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the amended management contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having first to conduct a proxy solicitation.

When will these changes be effective?

If approved, the changes will take effect December 1, 2010, or on the first day of the month following shareholder approval.

Has the fund's Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposals are not approved?

To facilitate receiving a sufficient number of votes, we will need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposals by the time of the Shareholder Meeting (November 16, 2010), the meeting may be adjourned to permit further solicitation of proxy votes.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. One-third of the fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the meeting. If quorum is not attained or if there are not sufficient votes to approve the proposals, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date (with fractional dollar amounts entitled to a proportional fractional vote). The record date is September 20, 2010.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card(s) and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card(s)?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card(s).

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

SEA-pxl-0910
1.917563.100

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on November 16, 2010

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy

FIDELITY® SOUTHEAST ASIA FUND
A FUND OF
FIDELITY INVESTMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity® Southeast Asia Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Southeast Asia Fund (the fund) will be held at an office of Fidelity Investment Trust (the trust), 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, across from Boston's South Station) on November 16, 2010, at 8:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To approve a change in the performance adjustment index for the fund.

2. To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.

The Board of Trustees has fixed the close of business on September 20, 2010 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

September 20, 2010

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

 1. Read the proxy statement and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:
FIDELITY® SOUTHEAST ASIA FUND

TO BE HELD ON NOVEMBER 16, 2010

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity® Southeast Asia Fund (the fund) and at any adjournments thereof (the Meeting), to be held on November 16, 2010 at 8:30 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about September 20, 2010. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means, or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $35,000. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $2,500.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the fund, provided the expenses do not exceed the fund's existing voluntary expense cap of 1.25%. Expenses exceeding the fund's voluntary expense cap will be paid by FMR.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan; Fidelity Research & Analysis Company (FRAC), located at 82 Devonshire Street, Boston, Massachusetts 02109; FIL Investments (Japan) Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1, Toranomon, Minato-ku, Tokyo, 105-6019 Japan; FIL Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke, HM19, Bermuda; and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), located at Oakhill House, 130 Tonbridge Road, Hildenborough, TN119DZ, United Kingdom are also sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of the fund issued and outstanding as of July 31, 2010 are indicated in the following table:

	Number of Shares
Fidelity Southeast Asia FundA	59,003,204

A As of June 14, 2010, there were no assets in Class F of the fund and the fund no longer offers Class F shares.

As of July 31, 2010, the Trustees and officers of the trust and the fund owned, in the aggregate, less than 1% of the fund's outstanding shares.

To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on September 20, 2010 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of the fund's annual report for the fiscal year ended October 31, 2009 and the semiannual report for the fiscal period ended April 30, 2010 call 1-800-544-8544, visit Fidelity's web site at www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal.

SYNOPSIS OF THE PROPOSALS

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 1. As described below in Proposal 1, the Amended Contract changes the performance benchmark used to determine a portion of the management fee that FMR receives from the fund for managing its investments and business affairs. The fund currently pays a management fee linked to the fund's performance with respect to the MSCI® AC (All Country) Far East ex Japan Index. The Trustees recommend that the fee be tied instead to the fund's performance with respect to the MSCI AC (All Country) Asia ex Japan Index.

As described in Proposal 2, the Amended Contract also modifies another provision of the fund's existing management contract with FMR (the Present Contract). Under the Present Contract, shareholders generally have the right to vote on any changes to the index used to calculate the fund's performance adjustment (the Performance Adjustment Index). The Amended Contract gives the Board of Trustees broader authority to designate an alternative Performance Adjustment Index without shareholder vote, subject to the requirements of the 1940 Act and the Investment Advisers Act of 1940.

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (see Exhibit 1). The changes are intended to clarify certain language in the Present Contract. If at least one of the proposals is approved by shareholders, these non-material changes will be included in the Amended Contract.

The fund's current investment objective is to seek capital appreciation by normally investing at least 80% of its assets in securities of Southeast Asian issuers, excluding those of Japan and India. The fund compares its performance to and calculates its performance fee against the MSCI AC (All Country) Far East ex Japan Index, which also excludes India.

FMR believes that the fund should expand its investment strategy to include investments in Indian securities and compare its performance to the MSCI AC (All Country) Asia ex Japan Index, which includes India. The Board of Trustees and FMR believe that expanding the fund's country allocation to include India would be in shareholders' interests because it would enable the fund to take greater advantage of the attractive investment opportunities within this key emerging Asia market. India is the second largest and one of the faster-growing economies within the emerging Asia region and broadening the fund's country allocation to include India would provide investors with single-fund exposure to the entire emerging Asia region.

FMR defines "emerging Asia" to include the same countries as "Southeast Asia" plus India. To better reflect the inclusion of investments in India, FMR also proposes to refine the fund's investment strategy to reflect a focus on securities of Asian emerging market issuers. Although changing the investment policies to include India in the fund's country allocation does not require a shareholder vote because the fund's investment policies are non-fundamental, the fund will do so only if shareholders approve Proposal 1.

Consequently, if Proposal 1 is approved by shareholders, language in the prospectus will be changed to broaden the fund's country allocation to include India. As shown below, these changes would remove prospectus language referring to Southeast Asian issuers and add language reflecting a focus on Asian emerging market issuers, which includes securities of Indian issuers. Additions are underlined and deletions are ~~struckthrough~~. The proposed changes to the fund's investment strategy described in the "Investment Details" section of the fund's prospectus are as follows:

FMR normally invests at least 80% of the fund's assets in securities of ~~Southeast~~ Asian emerging market issuers and other investments that are tied economically to ~~Southeast Asia~~ Asian emerging markets. Asian emerging market issuers are those issuers located in an Asian country with an emerging market. ~~Southeast Asia~~ Asian countries with emerging markets include~~s~~ Hong Kong, India, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.

FMR normally allocates the fund's investments across different ~~Southeast~~ Asian countries with emerging markets.

In addition, if shareholders approve Proposal 1, FMR intends to change the fund's name to Fidelity Emerging Asia Fund.

Present and Amended Contracts. FMR is the fund's investment adviser pursuant to the Present Contract dated August 1, 2009. (For information on FMR, see the section entitled "Activities and Management of FMR," on page <Click Here>.) A form of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page <Click Here>. Except for these modifications and for non-material changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" on page <Click Here>.) If approved by shareholders, the Amended Contract will take effect on the first day of the month following approval and will remain in effect through July 31, 2011, and thereafter, only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2011, and thereafter only as its continuance is approved at least annually as described above.

As summarized below, shareholders are being asked to approve two proposals to amend the Present Contract.

PROPOSAL 1. TO APPROVE A CHANGE IN THE PERFORMANCE ADJUSTMENT
INDEX FOR THE FUND.

The Amended Contract modifies section 3 of the Present Contract to prospectively change the index used to calculate the fund's Performance Adjustment from the MSCI AC (All Country) Far East ex Japan Index (the Current Index) to the MSCI AC (All Country) Asia ex Japan Index (the Proposed Index). FMR proposes to change the fund's Performance Adjustment Index to make it conform more closely to the fund's proposed investment strategy, which would include investments in Asian emerging market issuers, including India.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee Rate is the sum of a Group Fee Rate, which declines as FMR's fund assets under management increases, and a fixed individual fund fee rate of 0.45%. The Basic Fee Rate for the fund's fiscal year ended October 31, 2009 was 0.713%.

The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee, and is based on the fund's performance and assets over the most recent 36 months. If the fund outperforms its current comparative index, the Current Index, over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month period. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Current Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20%. Under the Present Contract, FMR received a positive Performance Adjustment for the fund's fiscal year ended October 31, 2009, which equaled 0.009% of the fund's average net assets for the year.

Although the Performance Adjustment is subject to a maximum rate of ±0.20%, it is calculated as a dollar amount. Because the Performance Adjustment is based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Effects of Proposed Amendments to the Present Management Contract. As explained above, if the proposal is approved, the fund will broaden its investment strategy to include securities of Indian issuers, and FMR will use a different benchmark to determine a portion of its management fee. To the extent that a fund's performance benchmark represents its "neutral" investment position (or its universe), a benchmark change could change the fund's investment characteristics. If the proposal is approved, the fund will move from a benchmark designed to invest in securities of Southeast Asian issuers (excluding India) to one with a broader focus on securities of Asian emerging market issuers (including India). FMR believes the Proposed Index will conform more closely to the fund's proposed investment strategy.

The financial impact of the proposed management fee is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.

Financial Impact of Proposed Change in Performance Adjustment. Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the Proposed Index. However, the past performance of the Proposed Index and the fund can be used to show what the impact would have been on management fees for fiscal year 2009 (12 months ended October 31, 2009) and the more recent 12-month period ended July 31, 2010 if the Proposed Index had been the fund's Performance Adjustment Index. For this purpose, the performance of the Proposed Index was substituted for the performance of the Current Index for the rolling 36-month performance periods ended during the fiscal year and more recent 12-month period. (Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment Index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page <Click Here> for details.)

For the fiscal year ended October 31, 2009, the positive Performance Adjustment using the Current Index totaled 0.009% of the fund's average net assets. For the fiscal year ended October 31, 2009, the negative Performance Adjustment using the Proposed Index would have totaled (0.023)% of the fund's average net assets. Thus, for the fiscal year ended October 31, 2009, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $522,302 lower, or 0.033% lower as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

For the 12 months ended July 31, 2010, the negative Performance Adjustment using the Current Index totaled (0.303)% of the fund's average net assets. For the 12 months ended July 31, 2010, the negative Performance Adjustment using the Proposed Index would have totaled (0.313)% of the fund's average net assets. Thus, for the 12 months ended July 31, 2010, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $173,535 lower, or 0.01% lower as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

Change in Performance Adjustment Index

Comparison of Proposed and Current Performance Adjustment Indices. If the proposal is approved, the fund will change its Performance Adjustment Index prospectively to the Proposed Index, the MSCI AC (All Country) Asia ex Japan Index. The MSCI AC (All Country) Asia ex Japan Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors of Asia, excluding Japan. The Current Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors of the Far East, excluding Japan. The MSCI AC (All Country) Far East ex Japan Index is designed as a measure of the performance of Southeast Asian issuers, and excludes both Japanese and Indian securities, whereas the MSCI AC (All Country) Asia ex Japan Index excludes Japanese securities but includes Indian securities. FMR believes that the Proposed Index will provide a more appropriate comparison than the Current Index because the Proposed Index includes Indian securities and will conform more closely to the fund's proposed investment strategy.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) of the fund and the Current and Proposed Indices for the past three years ended July 31, 2010. The chart shows that the fund outperformed the Proposed Index and the Current Index for a portion of the period and underperformed the Proposed Index and the Current Index for a portion of the period.


Fidelity Southeast Asia Fund
36-Month Cumulative Total Returns vs. Current and Proposed Performance Fee Indexes
280
260
240
220
200
180
160
140
%120
100
80
60
40
20
0
-20
-40
08/07
11/07
02/08
05/08
08/08
11/08
02/09
05/09
08/09
11/09
02/10
05/10
Fidelity Southeast Asia Fund
MSCI AC Far East ex Japan Index (Current)
MSCI AC Asia ex Japan Index (Proposed)


Returns for the MSCI AC (All Country) Far East ex Japan Index for periods after October 31, 2001 are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts (net MA tax). MSCI will provide a net MA tax version of the MSCI AC (All Country) Asia ex Japan Index beginning on December 1, 2010, the effective date of the proposed benchmark change.

The following chart compares the calendar year performance of the fund to both indices over the past 10 calendar years, and for the seven months ended July 31, 2010. The chart shows that the two benchmarks have performed differently at times over this period, with the Proposed Index outperforming the Current Index in eight of the past ten calendar years.


Fidelity Southeast Asia Fund

Calendar Year Total Returns vs. Current and Proposed Performance Fee Indexes

80
70
60
50
40
30
20
10
(%)
0
-10
-20
-30
-40
-50
-60
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
YTD 7/31/10
Fidelity Southeast Asia Fund
MSCI AC Far East ex Japan Index (Current)
MSCI AC Asia ex Japan Index (Proposed)


Returns for the MSCI AC (All Country) Far East ex Japan Index for periods after October 31, 2001 are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts (net MA tax). MSCI will provide a net MA tax version of the MSCI AC (All Country) Asia ex Japan Index beginning on December 1, 2010, the effective date of the proposed benchmark change.

The following table compares the index constituents by country between the Current Index and the Proposed Index, as of July 31, 2010. Fidelity Southeast Asia Fund held approximately 1.5% of its assets in securities of Indian issuers, as of July 31, 2010, compared to 11.1% in the Proposed Index, as shown below.

Comparison of Index Constituents by Country as of July 31, 2010
MSCI AC (All Country) Far East ex Japan Index (Current Index)		MSCI AC (All Country) Asia ex Japan Index (Proposed Index)
South Korea Hong Kong China Taiwan Singapore Malaysia Indonesia Thailand Philippines	21.6% 21.5% 20.4% 17.2% 7.8% 4.6% 3.8% 2.4% 0.7%	South Korea Hong Kong China Taiwan India Singapore Malaysia Indonesia Thailand Philippines	19.2% 19.1% 18.1% 15.3% 11.1% 6.9% 4.1% 3.4% 2.1% 0.7%

Implementation of Change in Performance Adjustment Index. If the proposal is approved, the change in the fund's Performance Adjustment Index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36-month blended index return that reflects the performance of the Current Index for the portion of the performance period prior to adoption and the performance of the Proposed Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

Comparison of Management Fees. The following tables compare the fund's management fee for the fiscal year ended October 31, 2009, or the 12-month period ended July 31, 2010, as applicable, under the terms of the Present Contract, to the management fee the fund would have incurred if the proposed change in the Performance Adjustment Index had been in effect. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended October 31, 2009, or the 12-month period ended July 31, 2010, as applicable, have been calculated using the rolling 36-month historical performance of the Proposed Index during the periods. Management fees are expressed in dollars and as a percentage of the fund's average net assets for the fiscal year ended October 31, 2009, or the 12-month period ended July 31, 2010, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2009

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	11,438,307	0.713	11,438,307	0.713	0	0
Performance Adjustment	147,644	0.009	(374,658)	(0.023)	(522,302)	(0.033)
Total Management Fee	11,585,951	0.722	11,063,649	0.690	(522,302)	(0.033)

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2010

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	12,283,681	0.709	12,283,681	0.709	0	0
Performance Adjustment	(5,246,406)	(0.303)	(5,419,941)	(0.313)	(173,535)	(0.010)
Total Management Fee	7,037,275	0.406	6,863,740	0.396	(173,535)	(0.010)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2009, or the 12-month period ended July 31, 2010, as applicable, under the Present Contract and if the proposed change in Performance Adjustment Index had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the Proposed Index during the fiscal year ended October 31, 2009, or the 12-month period ended July 31, 2010, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below do not reflect the effect of any reduction of expenses during the fiscal year ended October 31, 2009, or the 12-month period ended July 31, 2010, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
OCTOBER 31, 2009

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.72%	0.69%
12b-1 Fee	None	None
Other Expenses	0.42%	0.42%
Total Annual Operating Expenses	1.14%	1.11%

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
JULY 31, 2010

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.41%	0.40%
12b-1 Fee	None	None
Other Expenses	0.42%	0.42%
Total Annual Operating Expenses	0.83%	0.82%

Because the 12-month average assets used to calculate the effective performance fee rate were lower than the rolling 36-month average assets used to calculate the contractual performance fee rate, the effective performance fee rates under both the Present and Amended scenarios are greater than the maximum negative contractual fee rate of 0.20%.

Effective October 1, 2009, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended October 31, 2009	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 116	$ 362	$ 628	$ 1,386
Amended Contract	$ 113	$ 353	$ 612	$ 1,352
12-Month Period Ended July 31, 2010	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 85	$ 265	$ 460	$ 1,025
Amended Contract	$ 84	$ 262	$ 455	$ 1,014

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered as a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

PROPOSAL 2. TO AUTHORIZE THE TRUSTEES TO CHANGE THE PERFORMANCE
ADJUSTMENT INDEX FOR THE FUND IN THE FUTURE WITHOUT A
SHAREHOLDER VOTE.

Section 3 of the Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's Performance Adjustment Index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940 (the Acts), as modified or interpreted by the Securities and Exchange Commission (SEC). In contrast, the Present Contract requires the vote of a majority of the outstanding voting securities of the fund to authorize such changes.

The proposed modification to the Present Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the Performance Adjustment Index, the Amended Contract would give the Board the ability to change the fund's Performance Adjustment Index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively as described above in Proposal 1 under "Change in Performance Adjustment Index - Implementation of Change in Performance Adjustment Index." In short, the proposed modification gives the Board added flexibility to amend the Present Contract with respect to the Performance Adjustment Index, subject to the constraints of the Acts. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.

Fidelity Southeast Asia Fund

On July 14, 2010, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will prospectively change the index used to calculate the fund's performance adjustment from the MSCI AC (All Country) Far East ex Japan Index (the Current Index) to the MSCI AC (All Country) Asia ex Japan Index (the Proposed Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Contract and the compensation to be received by Fidelity under the management contract is in the best interest of fund shareholders and consistent with Fidelity's fiduciary duty under applicable law. The Board, in reaching its determination to approve the Amended Contract, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services.

Investment Performance. In determining whether the Proposed Index is an appropriate index against which to measure the fund's investment performance, the Board considered that, consistent with the fund's proposed new name and modified investment policies, FMR would allocate the fund's investments across different Asian countries with emerging markets. The Board also considered that because the Proposed Index includes securities of issuers from India in addition to those of the same countries included in the Current Index, it will provide a more meaningful performance comparison for the fund under its new investment strategy.

The Board considered the rolling 36-month returns of the fund's retail class compared to the rolling 36-month returns of the Current Index and the Proposed Index over the last three years ended April 30, 2010. The Board noted that the fund outperformed and underperformed the Current Index and the Proposed Index at different times over the rolling 36-month period ended April 30, 2010.

The Board considered the performance of the Current Index compared to the performance of the Proposed Index over the past ten calendar years and for the five months ended May 31, 2010. The Board noted that the two indices have performed differently at times over the period, with the Proposed Index outperforming the Current Index in eight of the past ten calendar years. The Board also noted that the Proposed Index outperformed the Current Index over the 10-year period ended May 31, 2010 and that the fund's retail class outperformed the Current Index in five of the past ten calendar years, and outperformed the Proposed Index in seven of the past ten calendar years. The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2010 meeting, the Board had reviewed the fund's retail class returns and the returns of the Current Index over the one-, three-, and five-year periods ended December 31, 2009, and had noted that the relative investment performance of the fund's retail class was higher than the Current Index for the five-year period, although the fund's one-year and three-year cumulative returns were lower than the Current Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, because the change in the index used to calculate the fund's performance adjustment will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (with the Current Index) for the fund's fiscal year-ended October 31, 2009 and the 12-month period ended April 30, 2010, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the Proposed Index) had been in effect during those periods.

The Board noted that, under the current management contract, the fund's basic fee was increased by a slightly positive performance adjustment of approximately one basis point and that, if the Amended Contract had been in effect during the fiscal year-ended October 31, 2009, the fund's basic fee would have been decreased by a negative performance adjustment of 2.3 basis points. As a result, the fund's hypothetical management fee would have been 3.3 basis points ($522,302) lower if the Amended Contract had been in effect during that period. The Board noted that the fund outperformed the Current Index and underperformed the Proposed Index over that period.

The Board noted that, under the current management contract, the fund's basic fee was decreased by a negative performance adjustment of 25.6 basis points and that, if the Amended Contract had been in effect during the 12-month period ended April 30, 2010, the fund's basic fee would have been decreased by a negative performance adjustment of 28.6 basis points. As a result, the fund's hypothetical management fee would have been 3.0 basis points ($524,908) lower if the Amended Contract had been in effect during that period. The Board noted that the fund underperformed both the Current Index and the Proposed Index over that period.

Based on its review, the Board concluded that the fund's management fee was in the best interest of fund shareholders and consistent with Fidelity's fiduciary duty under applicable law in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review, the Board also noted that at its July meeting it received and considered materials relating to its review of total expenses for the fund in connection with its renewal of the fund's current management contract. This information included Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Contract is in the best interest of fund shareholders and consistent with Fidelity's fiduciary duty under applicable law, and that the Amended Contract should be approved and submitted to shareholders for their approval.

The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR Proposals 1 and 2. If Proposals 1 and 2 are both approved by shareholders, the fund will adopt the form of Amended Contract attached as Exhibit 1. If one but not both of Proposals 1 and 2 is approved, the fund will adopt a form of Amended Contract that reflects only that approved Proposal (and the non-material changes shown in Exhibit 1). If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval. If neither Proposal 1 nor Proposal 2 is approved, the Current Management Contract will remain unchanged and in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Southeast Asia Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; James C. Curvey; Peter S. Lynch, Vice Chairman; and John J. Remondi. Mr. Johnson 3d is a Trustee of the trust and of other funds advised by FMR; Chairman of the Board and Director of FMRC, FRAC, and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; and Chairman and Director of FIL Limited. Mr. Curvey is a Trustee of the trust and of other funds advised by FMR; Director of FMRC, FIMM, and FRAC; and Director and Vice Chairman of FMR LLC. Mr. Lynch is a member of the Advisory Board of the trust and of other funds advised by FMR and Vice Chairman and Director of FMRC. Mr. Remondi is Director of FMRC, FRAC, and FIMM and Director and Executive Vice President of FMR LLC. The following people are currently officers of the trust and officers or employees of FMR or FMR LLC: Kenneth B. Robins, President and Treasurer of Fidelity's Equity and High Income Funds; Bruce T. Herring, Vice President of certain Equity Funds; Brian B. Hogan, Vice President of certain Equity Funds and Vice President of Sector Funds; Scott C. Goebel, Secretary and Chief Legal Officer of the Fidelity funds, General Counsel, Secretary, and Senior Vice President of FMR, and Deputy General Counsel of FMR LLC; William C. Coffey, Assistant Secretary of Fidelity's Equity and High Income Funds and Senior Vice President and Deputy General Counsel of FMR LLC; Holly C. Laurent, Anti-Money Laundering Officer of the Fidelity funds; Christine Reynolds, Chief Financial Officer of the Fidelity funds and President of Fidelity Pricing and Cash Management Services (FPCMS); Kenneth A. Rathgeber, Chief Compliance Officer of Fidelity's Equity and High Income Funds and FMR; Jeffrey S. Christian, Deputy Treasurer of the Fidelity funds; Bryan A. Mehrmann, Deputy Treasurer of the Fidelity funds; Adrien E. Deberghes, Deputy Treasurer of Fidelity's Equity and High Income Funds; Stephanie J. Dorsey, Assistant Treasurer of Fidelity's Equity and High Income Funds and Deputy Treasurer of other Fidelity funds; John R. Hebble, Assistant Treasurer of Fidelity's Equity and High Income Funds, President and Treasurer of other Fidelity funds, and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio; and Gary W. Ryan, Assistant Treasurer of the Fidelity funds. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

During the period November 1, 2008 through July 31, 2010, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity Southeast Asia Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board; James C. Curvey; Peter S. Lynch, Vice Chairman; and John J. Remondi. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR LLC; Chairman and Director of FIL Limited; and Chairman of the Board and a Director of FMR, FRAC and FIMM. Mr. Curvey is also a Trustee of the trust and of other funds advised by FMR; a Director of FMR, FIMM, and FRAC; and Vice Chairman and Director of FMR LLC. Mr. Lynch is also a member of the Advisory Board of the trust and of other funds advised by FMR and Vice Chairman and a Director of FMR. Mr. Remondi is also a Director of FMR, FRAC, and FIMM; and Executive Vice President and a Director of FMR LLC. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR H.K., FMR JAPAN, FIJ, FIIA, AND FIIA(U.K.)L

FMR U.K. is a wholly-owned subsidiary of FMR formed in 1986. FMR H.K. is a wholly-owned subsidiary of FMR formed in 2008. FMR Japan is a wholly-owned subsidiary of FMR formed in 2008. FIJ, organized in Japan in 1986, FIIA, established in 1983, and FIIA(U.K.)L, established in 1984 are wholly-owned subsidiaries of FIL Limited, a Bermuda company formed in 1968. Edward C. Johnson 3d, Abigail P. Johnson, and other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited.

FMR U.K., FMR H.K., FMR Japan, FIJ, FIIA, and FIIA(U.K.)L provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR H.K. focuses primarily on companies based in Hong Kong. FMR Japan focuses primarily on companies based in Japan. FIJ focuses primarily on companies based in Japan and the Far East. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe.

Funds with investment objectives similar to Fidelity Southeast Asia Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR H.K., FMR Japan, FIJ, FIIA, or FIIA(U.K.)L and the net assets of each of these funds are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

The Directors of FMR U.K. are Lawrence J. Brindisi, Executive Director and Executive Vice President; Robert P. Brown, Managing Director of Research; Bruce T. Herring, Chief Investment Officer; Christopher P. Sullivan; Matthew C. Torrey, President and Chief Executive Officer; and JS Wynant, Treasurer. Mr. Brown is also Executive Vice President of FIMM. Mr. Sullivan is also Executive Vice President of FIMM. Mr. Torrey is also President, Chief Executive Officer, and a Director of FMR Japan; and President, Chief Executive Officer, Managing Director of Research, and a Director of FMR H.K. Mr. Wynant is also Senior Vice President and Treasurer of FMR, FMRC, FRAC, and FIMM; Director and Treasurer of FMR Japan; and Treasurer of FMR H.K. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FMR H.K. are Mark X. Burns, Executive Director and Head of Office; Markus Eichacker, Chief Investment Officer and Managing Director of Research; Matthew C. Torrey, President, Chief Executive Officer, and Managing Director of Research; and Sharon Yau Wong, Director of Investment Services-Asia. Mr. Torrey is also President, Chief Executive Officer, and a Director of FMR Japan and FMR U.K. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is Floor 19, 41 Connaught Road Central, Hong Kong.

The Directors of FMR Japan are Takeya Suzuki, Managing Director of Research, Japan; Matthew C. Torrey, President and Chief Executive Officer; and JS Wynant, Treasurer. Mr. Torrey is also President, Chief Executive Officer, Director, and Managing Director of Research of FMR H.K; and President, Chief Executive Officer, and Director of FMR U.K. Mr. Wynant is also Senior Vice President and Treasurer of FMR, FMRC, FRAC, and FIMM; Director and Treasurer of FMR U.K.; and Treasurer of FMR H.K. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Thomas Balk, Representative Executive Officer; John Ford, Executive Officer; Brad Fresia; and Matthew Heath. Mr. Ford is also Director of FIIA. The principal business address of each of the Directors is Shiroyama Trust Tower, 4-3-1, Toranomon, Minato-ku, Tokyo 105-6019, Japan.

The Directors of FIIA are John Ford; Frank Mutch; Allan Pelvang, Vice President; David J. Saul, President; Robert Stewart; and Andrew Wells. Mr. Ford is also Executive Officer and Director of FIJ. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Andrew Morris, Chief Compliance Officer; Doug Naismith, Chief Executive Officer and Chairman; Andrew Jones; and Andrew Wells. The principal business address of each of the Directors is Oakhill House, 130 Tonbridge Road, Hildenborough, TN119DZ, United Kingdom.

ACTIVITIES AND MANAGEMENT OF FRAC

FRAC is a wholly-owned subsidiary of FMR formed in 1986. FRAC provides investment advice and research services on domestic issuers.

Funds with investment objectives similar to Fidelity Southeast Asia Fund for which FMR has entered into a sub-advisory agreement with FRAC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

The Directors of FRAC are Edward C. Johnson 3d, Chairman of the Board; James C. Curvey; and John J. Remondi. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR LLC; Chairman and Director of FIL Limited; and Chairman of the Board and a Director of FMR, FIMM and FMRC. Mr. Curvey is also a Trustee of the trust and other funds advised by FMR; a Director of FMR, FMRC, and FIMM; and a Director and Vice Chairman of FMR LLC. Mr. Remondi is also a Director of FMR, FMRC, and FIMM; and a Director and Executive Vice President of FMR LLC. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT

The fund's management contract, dated August 1, 2009, was approved by the Board of Trustees on July 15, 2009, pursuant to authority granted under SEC staff interpretations of the 1940 Act. The last time the management contract was approved by shareholders was on February 14, 2001, and it became effective on March 1, 2001. Such approvals included reducing the management fee payable to FMR by the fund as FMR's assets under management increase, and allowing future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Services provided by affiliates of FMR will continue under the Amended Contract described in Proposals 1 and 2.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the MSCI AC (All Country) Far East ex Japan Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426		1,450.2536
711 - 782.2389		1,500.2523
782 - 860.2352		1,550.2510
860 - 946.2315		1,600.2497
946 - 1,041.2278		1,650.2484
1,041 - 1,145.2241		1,700.2472
1,145 - 1,260.2204		1,750.2460
1,260 - 1,386.2167		1,800.2449
1,386 - 1,525.2130		1,850.2438
1,525 - 1,677.2093		1,900.2427
1,677 - 1,845.2056		1,950.2417
Over 1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,271 billion of group net assets - the approximate level for October 2009 - was 0.2590%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,271 billion.

The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for October 2009, the fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Fidelity Southeast Asia Fund	0.2590%	+	0.4500%	=	0.7090%

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for the fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the MSCI AC (All Country) Far East ex Japan Index for the fund. The performance period for the fund consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of the fund is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment.

The record of the MSCI AC (All Country) Far East ex Japan Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the MSCI AC (All Country) Far East ex Japan Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The index returns for the MSCI AC (All Country) Far East ex Japan Index, for periods after October 31, 2001, are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

For the fiscal year ended October 31, 2009, the fund paid FMR management fees of $11,585,951. The amount of this management fee includes both the basic fee and the amount of the performance adjustment, if any. For the fiscal year ended October 31, 2009, the upward performance adjustment amounted to $147,644.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns, and repayment of the reimbursement by a fund will lower its returns.

Distribution Agreement. The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Transfer and Service Agent Agreements. The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of the fund.

The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

Transfer agent fees paid to FIIOC by the fund for the fiscal year ended October 31, 2009 amounted to $4,901,080.

For the fiscal year ended October 31, 2009, the fund paid FSC pricing and bookkeeping fees of $716,475.

For the fiscal year ended October 31, 2009, the fund paid FSC $593 for securities lending.

SUB-ADVISORY AGREEMENTS

FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement, dated January 1, 2001, with FMRC pursuant to which FMRC may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement for the fund, FMR, and not the fund, pays FMRC's fees.

On July 15, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement between FMR and FMRC, effective January 1, 2001.

FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement, dated August 1, 2007, with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements, each dated August 1, 2007, with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the fund, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the fund, pays FIIA(U.K.)L and FIJ.

On July 19, 2007, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, the amended and restated master international research agreement with FIIA and the amended and restated sub-research agreements with each of FIIA(U.K.)L and FIJ, effective August 1, 2007.

Effective October 1, 2010, the amended and restated master international research agreement with FIIA and the amended and restated sub-research agreements with each of FIIA(U.K.)L and FIJ have been terminated.

FRAC. On behalf of the fund, FMR, FMRC, and FRAC have entered into a research agreement, dated January 20, 2006. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the fund, agree, in the aggregate, to pay FRAC.

On January 19, 2006, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a research agreement with FRAC, effective January 20, 2006.

FMR U.K., FMR H.K., FMR Japan, FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. (dated July 17, 2008), FMR H.K. (dated September 9, 2008), FMR Japan (dated September 29, 2008), and FIIA (dated March 1, 2001). On behalf of the fund, FIIA, in turn, has entered into sub-advisory agreements, each dated March 1, 2001, with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIIA, and not the fund, pay the sub-advisers.

Currently, FMR H.K. has day-to-day responsibility for choosing investments for the fund.

On July 17, 2008, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement with FMR U.K., effective July 17, 2008. The last time the sub-advisory agreement was approved by shareholders was on February 14, 2001, and it became effective on March 1, 2001. Such approval allows future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

On July 17, 2008, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement with FMR H.K., which became effective September 9, 2008.

On July 17, 2008, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement with FMR Japan, which became effective September 29, 2008.

The fund's sub-advisory agreements with FIIA, FIIA(U.K.)L, and FIJ were approved by shareholders on February 14, 2001, and became effective on March 1, 2001. Such approval allows future modifications of the contracts without a shareholder vote if permitted by the 1940 Act.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to provide the services described in the sub-advisory agreement.

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year ended October 31, 2009. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity Southeast Asia Fund	October 31, 2009	$ 8,720,785	0.54%

During the fiscal year ended October 31, 2009, the fund paid brokerage commissions of $899 to NFS. NFS is paid on a commission basis. During the fiscal year ended October 31, 2009, this amounted to approximately 0.01% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 0.08% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

During the fiscal year ended October 31, 2009, the fund paid $8,114,119 in brokerage commissions to firms that may have provided research or brokerage services involving approximately $3,951,308,470 of transactions. For the twelve-month period ending September 30, 2009, $1,852,515 of the fund's brokerage commissions were allocated for research or brokerage services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time before the fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY SOUTHEAST ASIA FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this ~~1st~~  _ day of ~~August, 2009~~ __________, 2010, by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Southeast Asia Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated August 1, ~~2007~~ 2009, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ~~August 1, 2009~~ __________ __, 2010.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. ~~The~~ Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than ~~the Morgan Stanley Capital International Combined Far East ex-Japan Free Index~~ "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

 (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
1,260 - 1,386.2167
1,386 - 1,525.2130
1,525 - 1,677.2093
1,677 - 1,845.2056
~~O~~over 1,845.2019

(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: The performance period equals 36 months, the current month plus the previous 35 months. An adjustment to the monthly basic fee will be made by applying the Performance Adjustment Rate to the average net assets of the Portfolio over the performance period. One-twelfth of the resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Index. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of the retail class.

~~The performance period will commence with the first day of the first full month following the retail class's commencement of operations. During the first eleven months of the performance period for the retail class, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.~~

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the retail class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the retail class of the Portfolio as of the last business day of such period. In computing the investment performance of the retail class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the MSCI AC (All Country) Asia ex Japan Index. For the 35 month period commencing on ________ __, 2010 (such period hereafter referred to as the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the retail class of the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the retail class of the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Index.

Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). On the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser), the Performance Adjustment Rate shall be calculated by blending the index investment record of the Successor Index and then current Index, as provided above in this sub-paragraph.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Contract is in effect. ~~provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.~~

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets~~ its proportionate share of ~~the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ insurance ~~premiums for fidelity and other coverage;~~ premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, ~~2010~~ ____ and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange~~ Commission ~~(the "Commission")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Fidelity Large Cap Growth Fund: (a)
 Class A	1/31/10	3.0	0.30
 Class T	1/31/10	1.2	0.30
 Class B	1/31/10	1.2	0.30
 Class C	1/31/10	1.7	0.30
 Institutional Class	1/31/10	0.1	0.30
 Retail Class	1/31/10	101.9	0.30
Fidelity Large Cap Value Fund: (a)
 Class A	1/31/10	25.8	0.47
 Class T	1/31/10	9.0	0.47
 Class B	1/31/10	2.6	0.47
 Class C	1/31/10	2.9	0.47
 Institutional Class	1/31/10	2.2	0.47
 Retail Class	1/31/10	935.3	0.47
Fidelity Mid Cap Growth Fund: (a)
 Class A	1/31/10	3.8	0.23
 Class T	1/31/10	1.3	0.23
 Class B	1/31/10	0.9	0.23
 Class C	1/31/10	1.3	0.23
 Institutional Class	1/31/10	0.2	0.23
 Retail Class	1/31/10	183.7	0.23
Fidelity Mid Cap Value Fund: (a)
 Class A	1/31/10	9.0	0.54
 Class T	1/31/10	3.2	0.54
 Class B	1/31/10	1.0	0.54
 Class C	1/31/10	1.8	0.54
 Institutional Class	1/31/10	1.9	0.54
 Retail Class	1/31/10	427.9	0.54
Fidelity Series All-Sector Equity Fund: (a)
 Class F (f)	1/31/10	6,022.5	0.59
 Retail Class	1/31/10	101.8	0.59
Fidelity Series Large Cap Value Fund: (a)
 Class F (f)	1/31/10	6,198.4	0.55
 Retail Class	1/31/10	114.7	0.55
Fidelity Select Portfolios®: (a)
 Air Transportation Portfolio	2/28/10	51.3	0.56
 Automotive Portfolio	2/28/10	95.0	0.56
 Banking Portfolio	2/28/10	291.1	0.56
 Biotechnology Portfolio	2/28/10	1,203.0	0.56
 Brokerage and Investment Management Portfolio	2/28/10	1,084.3	0.56
 Chemicals Portfolio	2/28/10	359.7	0.56
 Communications Equipment Portfolio	2/28/10	306.1	0.56
 Computers Portfolio	2/28/10	411.1	0.56
 Construction and Housing Portfolio	2/28/10	101.6	0.56
 Consumer Discretionary Portfolio	2/28/10	52.8	0.56
 Consumer Staples Portfolio:
 Class A	2/28/10	158.4	0.56
 Class T	2/28/10	26.6	0.56
 Class B	2/28/10	19.3	0.56
 Class C	2/28/10	68.6	0.56
 Institutional Class	2/28/10	34.3	0.56
 Retail Class	2/28/10	788.2	0.56
 Defense and Aerospace Portfolio	2/28/10	541.1	0.56
 Electronics Portfolio	2/28/10	964.8	0.56
 Energy Portfolio	2/28/10	1,942.9	0.56
 Energy Service Portfolio	2/28/10	1,168.0	0.56
 Environment and Alternative Energy Portfolio	2/28/10	46.4	0.56
 Financial Services Portfolio	2/28/10	437.4	0.56
 Gold Portfolio:
 Class A	2/28/10	65.8	0.58
 Class T	2/28/10	21.8	0.58
 Class B	2/28/10	14.8	0.58
 Class C	2/28/10	29.2	0.58
 Institutional Class	2/28/10	16.8	0.58
 Retail Class	2/28/10	2,606.2	0.58
 Health Care Portfolio	2/28/10	1,462.9	0.56
 Home Finance Portfolio	2/28/10	66.8	0.56
 Industrial Equipment Portfolio	2/28/10	95.7	0.56
 Industrials Portfolio	2/28/10	189.1	0.56
 Insurance Portfolio	2/28/10	113.8	0.56
 IT Services Portfolio	2/28/10	77.5	0.56
 Leisure Portfolio	2/28/10	205.9	0.56
 Materials Portfolio:
 Class A	2/28/10	31.4	0.56
 Class T	2/28/10	10.9	0.56
 Class B	2/28/10	6.2	0.56
 Class C	2/28/10	13.8	0.56
 Institutional Class	2/28/10	5.0	0.56
 Retail Class	2/28/10	372.2	0.56
 Medical Delivery Portfolio	2/28/10	341.8	0.56
 Medical Equipment and Systems Portfolio	2/28/10	1,148.2	0.56
 Multimedia Portfolio	2/28/10	46.7	0.56
 Natural Gas Portfolio	2/28/10	1,034.7	0.56
 Natural Resources Portfolio	2/28/10	1,355.9	0.56
 Pharmaceuticals Portfolio	2/28/10	171.8	0.56
 Retailing Portfolio	2/28/10	139.1	0.56
 Software and Computer Services Portfolio	2/28/10	765.9	0.56
 Technology Portfolio	2/28/10	1,560.0	0.56
 Telecommunications Portfolio:
 Class A	2/28/10	3.5	0.56
 Class T	2/28/10	1.6	0.56
 Class B	2/28/10	0.6	0.56
 Class C	2/28/10	1.7	0.56
 Institutional Class	2/28/10	0.7	0.56
 Retail Class	2/28/10	272.4	0.56
 Transportation Portfolio	2/28/10	84.6	0.56
 Utilities Portfolio	2/28/10	324.3	0.56
 Wireless Portfolio	2/28/10	280.6	0.56
Fidelity Magellan® Fund: (a)
 Class K	3/31/10	2,027.5	0.56
 Retail Class	3/31/10	21,423.3	0.56
Fidelity Large Cap Stock Fund (a)	4/30/10	790.6	0.56
Fidelity Mid-Cap Stock Fund: (a)
 Class K	4/30/10	707.9	0.56
 Retail Class	4/30/10	6,145.8	0.56
Fidelity Small Cap Discovery Fund (a)	4/30/10	143.2	0.71
Fidelity Small Cap Stock Fund (a)	4/30/10	3,353.9	0.71
Fidelity Fifty® (a)	6/30/10	742.4	0.37
Fidelity Fund: (a)
 Class K	6/30/10	4,965.6	0.35
 Retail Class	6/30/10	400.5	0.35
Fidelity Growth Discovery Fund: (a)
 Class K	6/30/10	726.4	0.41
 Retail Class	6/30/10	43.8	0.41
Fidelity Advisor Biotechnology Fund: (a)
 Class A	7/31/09	17.8	0.56
 Class T	7/31/09	12.9	0.56
 Class B	7/31/09	7.9	0.56
 Class C	7/31/09	11.8	0.56
 Institutional Class	7/31/09	1.8	0.56
Fidelity Advisor Communications Equipment Fund: (a)
 Class A	7/31/09	1.8	0.56
 Class T	7/31/09	1.5	0.56
 Class B	7/31/09	0.8	0.56
 Class C	7/31/09	1.1	0.56
 Institutional Class	7/31/09	0.2	0.56
Fidelity Advisor Consumer Discretionary Fund: (a)
 Class A	7/31/09	10.1	0.56
 Class T	7/31/09	6.7	0.56
 Class B	7/31/09	3.6	0.56
 Class C	7/31/09	2.7	0.56
 Institutional Class	7/31/09	1.4	0.56
Fidelity Advisor Electronics Fund: (a)
 Class A	7/31/09	3.0	0.56
 Class T	7/31/09	3.2	0.56
 Class B	7/31/09	1.1	0.56
 Class C	7/31/09	2.3	0.56
 Institutional Class	7/31/09	0.2	0.56
Fidelity Advisor Energy Fund: (a)
 Class A	7/31/09	198.8	0.56
 Class T	7/31/09	221.4	0.56
 Class B	7/31/09	49.9	0.56
 Class C	7/31/09	82.1	0.56
 Institutional Class	7/31/09	12.7	0.56
Fidelity Advisor Financial Services Fund: (a)
 Class A	7/31/09	62.9	0.56
 Class T	7/31/09	34.5	0.56
 Class B	7/31/09	12.7	0.56
 Class C	7/31/09	27.0	0.56
 Institutional Class	7/31/09	3.5	0.56
Fidelity Advisor Health Care Fund: (a)
 Class A	7/31/09	172.3	0.56
 Class T	7/31/09	105.7	0.56
 Class B	7/31/09	35.1	0.56
 Class C	7/31/09	63.0	0.56
 Institutional Class	7/31/09	13.7	0.56
Fidelity Advisor Industrials Fund: (a)
 Class A	7/31/09	124.8	0.56
 Class T	7/31/09	52.2	0.56
 Class B	7/31/09	25.3	0.56
 Class C	7/31/09	36.9	0.56
 Institutional Class	7/31/09	16.8	0.56
Fidelity Advisor Leveraged Company Stock Fund: (a)
 Class A	7/31/09	1,264.3	0.61
 Class T	7/31/09	618.7	0.61
 Class B	7/31/09	123.8	0.61
 Class C	7/31/09	500.0	0.61
 Institutional Class	7/31/09	531.6	0.61
Fidelity Advisor Technology Fund: (a)
 Class A	7/31/09	199.5	0.56
 Class T	7/31/09	121.4	0.56
 Class B	7/31/09	28.6	0.56
 Class C	7/31/09	43.6	0.56
 Institutional Class	7/31/09	16.4	0.56
Fidelity Advisor Utilities Fund: (a)
 Class A	7/31/09	70.2	0.56
 Class T	7/31/09	36.3	0.56
 Class B	7/31/09	12.4	0.56
 Class C	7/31/09	23.9	0.56
 Institutional Class	7/31/09	3.7	0.56
Fidelity Blue Chip Growth Fund: (a)
 Class F (f)	7/31/09	0.2	0.44
 Class K	7/31/09	301.8	0.44
 Retail Class	7/31/09	9,356.5	0.44
Fidelity Blue Chip Value Fund (a)	7/31/09	326.3	0.37
Fidelity Dividend Growth Fund: (a)
 Class K	7/31/09	115.8	0.30
 Retail Class	7/31/09	6,059.3	0.30
Fidelity International Real Estate Fund: (a)(c)
 Class A	7/31/09	6.0	0.71
 Class T	7/31/09	2.7	0.71
 Class B	7/31/09	0.6	0.71
 Class C	7/31/09	2.2	0.71
 Institutional Class	7/31/09	1.7	0.71
 Retail Class	7/31/09	309.4	0.71
Fidelity Leveraged Company Stock Fund: (a)
 Class K	7/31/09	178.1	0.61
 Retail Class	7/31/09	3,730.3	0.61
Fidelity Low-Priced Stock Fund: (a)
 Class K	7/31/09	1,097.5	0.72
 Retail Class	7/31/09	20,009.7	0.72
Fidelity OTC Portfolio: (a)
 Class K	7/31/09	253.1	0.83
 Retail Class	7/31/09	4,073.0	0.83
Fidelity Series Small Cap Opportunities Fund: (a)(c)
 Class F (f)	7/31/09	1,046.0	0.59
 Retail Class	7/31/09	1,046.0	0.59
Fidelity Small Cap Growth Fund: (a)
 Class A	7/31/09	30.8	0.70
 Class T	7/31/09	16.9	0.70
 Class B	7/31/09	3.7	0.70
 Class C	7/31/09	11.6	0.70
 Class F (f)	7/31/09	0.1	0.70
 Institutional Class	7/31/09	15.7	0.70
 Retail Class	7/31/09	915.7	0.70
Fidelity Small Cap Value Fund: (a)
 Class A	7/31/09	44.1	0.83
 Class T	7/31/09	26.6	0.83
 Class B	7/31/09	6.6	0.83
 Class C	7/31/09	17.4	0.83
 Class F (f)	7/31/09	0.1	0.83
 Institutional Class	7/31/09	7.8	0.83
 Retail Class	7/31/09	1,052.2	0.83
Fidelity Value Discovery Fund: (a)
 Class K	7/31/09	22.3	0.57
 Retail Class	7/31/09	665.7	0.57
Fidelity Export and Multinational Fund: (a)
 Class K	8/31/09	73.8	0.56
 Retail Class	8/31/09	2,400.2	0.56
Fidelity Advisor Capital Development Fund: (a)
 Class A	9/30/09	304.0	0.56
 Class T	9/30/09	0.9	0.56
 Class B	9/30/09	0.3	0.56
 Class C	9/30/09	0.8	0.56
 Class O	9/30/09	2,794.4	0.56
 Institutional Class	9/30/09	1.0	0.56
Fidelity Advisor Diversified Stock Fund: (a)
 Class A	9/30/09	98.4	0.43
 Class T	9/30/09	9.1	0.43
 Class B	9/30/09	0.8	0.43
 Class C	9/30/09	1.9	0.43
 Class O	9/30/09	1,334.7	0.43
 Institutional Class	9/30/09	2.2	0.43
Fidelity Series Broad Market Opportunities Fund (a)	9/30/09	2.9	0.56
Fidelity Advisor Diversified International Fund: (a)(c)
 Class A	10/31/09	1,615.2	0.72
 Class T	10/31/09	857.0	0.72
 Class B	10/31/09	183.8	0.72
 Class C	10/31/09	493.0	0.72
 Institutional Class	10/31/09	1,657.7	0.72
Fidelity Advisor Emerging Asia Fund: (a)(c)
 Class A	10/31/09	90.6	0.71
 Class T	10/31/09	32.9	0.71
 Class B	10/31/09	19.8	0.71
 Class C	10/31/09	39.8	0.71
 Institutional Class	10/31/09	11.6	0.71
Fidelity Advisor Emerging Markets Fund: (a)(c)
 Class A	10/31/09	148.8	0.81
 Class T	10/31/09	62.6	0.81
 Class B	10/31/09	19.9	0.81
 Class C	10/31/09	53.9	0.81
 Institutional Class	10/31/09	74.4	0.81
Fidelity Advisor Europe Capital Appreciation Fund: (a)(b)
 Class A	10/31/09	9.5	0.71
 Class T	10/31/09	7.1	0.71
 Class B	10/31/09	2.3	0.71
 Class C	10/31/09	3.7	0.71
 Institutional Class	10/31/09	0.4	0.71
Fidelity Advisor Global Capital Appreciation Fund: (a)(c)
 Class A	10/31/09	5.7	0.56
 Class T	10/31/09	8.5	0.56
 Class B	10/31/09	1.8	0.56
 Class C	10/31/09	2.8	0.56
 Institutional Class	10/31/09	1.0	0.56
Fidelity Advisor International Capital Appreciation Fund: (a)(c)
 Class A	10/31/09	35.5	0.40
 Class T	10/31/09	64.0	0.40
 Class B	10/31/09	9.7	0.40
 Class C	10/31/09	20.8	0.40
 Institutional Class	10/31/09	3.3	0.40
Fidelity Advisor Japan Fund: (a)(c)
 Class A	10/31/09	12.1	0.47
 Class T	10/31/09	5.7	0.47
 Class B	10/31/09	2.6	0.47
 Class C	10/31/09	9.8	0.47
 Institutional Class	10/31/09	3.5	0.47
Fidelity Advisor Latin America Fund: (a)(b)
 Class A	10/31/09	72.2	0.71
 Class T	10/31/09	24.2	0.71
 Class B	10/31/09	14.3	0.71
 Class C	10/31/09	29.4	0.71
 Institutional Class	10/31/09	8.8	0.71
Fidelity Advisor Overseas Fund: (a)(c)
 Class A	10/31/09	64.4	0.70
 Class T	10/31/09	325.0	0.70
 Class B	10/31/09	8.1	0.70
 Class C	10/31/09	20.5	0.70
 Institutional Class	10/31/09	582.2	0.70
Fidelity Advisor Value Fund: (a)
 Class A	10/31/09	35.4	0.54
 Class T	10/31/09	18.3	0.54
 Class B	10/31/09	4.6	0.54
 Class C	10/31/09	8.7	0.54
 Institutional Class	10/31/09	7.0	0.54
Fidelity Advisor Value Leaders Fund: (a)
 Class A	10/31/09	29.0	0.42
 Class T	10/31/09	19.4	0.42
 Class B	10/31/09	2.0	0.42
 Class C	10/31/09	4.4	0.42
 Institutional Class	10/31/09	2.1	0.42
Fidelity Canada Fund: (a)(b)
 Class A	10/31/09	59.2	0.81
 Class T	10/31/09	14.4	0.81
 Class B	10/31/09	5.8	0.81
 Class C	10/31/09	16.6	0.81
 Institutional Class	10/31/09	10.9	0.81
 Retail Class	10/31/09	2,710.4	0.81
Fidelity Capital Appreciation Fund: (a)
 Class K	10/31/09	209.5	0.46
 Retail Class	10/31/09	4,366.3	0.46
Fidelity China Region Fund: (a)(c)
 Class A	10/31/09	4.3	0.71
 Class T	10/31/09	1.2	0.71
 Class B	10/31/09	0.8	0.71
 Class C	10/31/09	1.5	0.71
 Institutional Class	10/31/09	0.8	0.71
 Retail Class	10/31/09	1,245.2	0.71
Fidelity Disciplined Equity Fund: (a)
 Class F (f)	10/31/09	12.9	0.52
 Class K	10/31/09	165.1	0.52
 Retail Class	10/31/09	9,314.4	0.52
Fidelity Diversified International Fund: (a)(c)
 Class F (f)	10/31/09	6.3	0.68
 Class K	10/31/09	2,888.6	0.68
 Retail Class	10/31/09	26,813.2	0.68
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund: (a)(c)
 Class A	10/31/09	2.6	0.80
 Class T	10/31/09	1.0	0.80
 Class B	10/31/09	0.6	0.80
 Class C	10/31/09	1.4	0.80
 Institutional Class	10/31/09	3.2	0.80
 Retail Class	10/31/09	61.7	0.80
Fidelity Emerging Markets Fund: (a)(c)
 Class K	10/31/09	167.7	0.71
 Retail Class	10/31/09	2,476.1	0.71
Fidelity Europe Capital Appreciation Fund (a)(b)	10/31/09	459.1	0.70
Fidelity Europe Fund: (a)(b)
 Class F (f)	10/31/09	3.5	0.74
 Retail Class	10/31/09	2,540.8	0.74
Fidelity Focused Stock Fund (a)	10/31/09	132.1	0.56
Fidelity Global Commodity Stock Fund: (a)(c)(f)
 Class A	10/31/09	5.8	0.70
 Class T	10/31/09	2.3	0.70
 Class B	10/31/09	1.6	0.70
 Class C	10/31/09	2.4	0.70
 Institutional Class	10/31/09	3.4	0.70
 Retail Class	10/31/09	75.6	0.70
Fidelity International Capital Appreciation Fund (a)(c)	10/31/09	264.7	0.36
Fidelity International Discovery Fund: (a)(c)
 Class A	10/31/09	356.5	0.77
 Class T	10/31/09	67.4	0.77
 Class B	10/31/09	14.2	0.77
 Class C	10/31/09	40.6	0.77
 Class K	10/31/09	459.1	0.77
 Institutional Class	10/31/09	201.3	0.77
 Retail Class	10/31/09	6,762.1	0.77
Fidelity International Growth Fund: (a)(c)
 Class A	10/31/09	1.0	0.77
 Class T	10/31/09	0.6	0.77
 Class B	10/31/09	0.5	0.77
 Class C	10/31/09	0.8	0.77
 Institutional Class	10/31/09	0.4	0.77
 Retail Class	10/31/09	14.4	0.77
Fidelity International Small Cap Fund: (a)(c)
 Class A	10/31/09	14.8	1.04
 Class T	10/31/09	13.4	1.04
 Class B	10/31/09	3.1	1.04
 Class C	10/31/09	5.2	1.04
 Institutional Class	10/31/09	2.2	1.04
 Retail Class	10/31/09	543.0	1.04
Fidelity International Small Cap Opportunities Fund: (a)(c)
 Class A	10/31/09	16.0	0.20
 Class T	10/31/09	10.1	0.20
 Class B	10/31/09	2.4	0.20
 Class C	10/31/09	7.4	0.20
 Institutional Class	10/31/09	3.5	0.20
 Retail Class	10/31/09	276.9	0.20
Fidelity International Value Fund: (a)(c)
 Class A	10/31/09	3.3	0.59
 Class T	10/31/09	2.0	0.59
 Class B	10/31/09	0.9	0.59
 Class C	10/31/09	1.8	0.59
 Institutional Class	10/31/09	0.7	0.59
 Retail Class	10/31/09	150.6	0.59
Fidelity Japan Fund: (a)(c)
 Class F (f)	10/31/09	1.0	0.53
 Retail Class	10/31/09	947.0	0.53
Fidelity Japan Smaller Companies Fund (a)(c)	10/31/09	358.4	0.71
Fidelity Latin America Fund (a)(b)	10/31/09	2,825.1	0.71
Fidelity Nordic Fund (a)(b)	10/31/09	277.8	0.71
Fidelity Overseas Fund: (a)(c)
 Class F (f)	10/31/09	6.3	0.67
 Class K	10/31/09	280.3	0.67
 Retail Class	10/31/09	5,626.1	0.67
Fidelity Pacific Basin Fund (a)(c)	10/31/09	459.6	0.45
Fidelity Series Emerging Markets Fund: (a)(c)(f)
 Class F	10/31/09	1.5	0.80
 Retail Class	10/31/09	503.1	0.80
Fidelity Series International Growth Fund: (a)(c)(f)
 Class F	10/31/09	9.0(g)	0.71(g)
 Retail Class	10/31/09	2,295.0(g)	0.71(g)
Fidelity Series International Small Cap Fund: (a)(c)(f)
 Class F	10/31/09	1.0(g)	0.86(g)
 Retail Class	10/31/09	329.0(g)	0.86(g)
Fidelity Series International Value Fund: (a)(c)(f)
 Class F	10/31/09	9.0(g)	0.71(g)
 Retail Class	10/31/09	2,295.0(g)	0.71(g)
Fidelity Southeast Asia Fund: (a)(c)
 Class F (f)	10/31/09	0.4	0.72
 Retail Class	10/31/09	1,604.4	0.72
Fidelity Stock Selector All Cap Fund: (a)
 Class K	10/31/09	25.4	0.52
 Retail Class	10/31/09	523.8	0.52
Fidelity Stock Selector Small Cap Fund: (a)
 Class A	10/31/09	2.3	0.39
 Class T	10/31/09	0.4	0.39
 Class B	10/31/09	0.2	0.39
 Class C	10/31/09	0.2	0.39
 Institutional Class	10/31/09	0.4	0.39
 Retail Class	10/31/09	1,239.3	0.39
Fidelity Tax Managed Stock Fund: (a)
 Class A (f)	10/31/09	9.1	0.57
 Class T (f)	10/31/09	4.5	0.57
 Class B (f)	10/31/09	1.6	0.57
 Class C (f)	10/31/09	5.2	0.57
 Institutional Class (f)	10/31/09	0.9	0.57
 Retail Class	10/31/09	106.4	0.57
Fidelity Total International Equity Fund: (a)(c)
 Class A	10/31/09	4.6	0.63
 Class T	10/31/09	2.2	0.63
 Class B	10/31/09	2.1	0.63
 Class C	10/31/09	2.4	0.63
 Institutional Class	10/31/09	2.1	0.63
 Retail Class	10/31/09	23.7	0.63
Fidelity Value Fund: (a)
 Class K	10/31/09	318.1	0.32
 Retail Class	10/31/09	7.434.5	0.32
Fidelity Worldwide Fund: (a)(c)
 Class A (f)	10/31/09	0.4	0.87
 Class T (f)	10/31/09	0.2	0.87
 Class B (f)	10/31/09	0.2	0.87
 Class C (f)	10/31/09	0.2	0.87
 Institutional Class (f)	10/31/09	0.2	0.87
 Retail Class	10/31/09	878.6	0.87
Fidelity 130/30 Large Cap Fund: (a)
 Class A	11/30/09	44.3	0.68
 Class T	11/30/09	1.3	0.68
 Class B	11/30/09	0.7	0.68
 Class C	11/30/09	1.3	0.68
 Institutional Class	11/30/09	2.8	0.68
 Retail Class	11/30/09	56.1	0.68
Fidelity Advisor Dividend Growth Fund: (a)
 Class A	11/30/09	198.1	0.41
 Class T	11/30/09	268.8	0.41
 Class B	11/30/09	68.1	0.41
 Class C	11/30/09	107.8	0.41
 Institutional Class	11/30/09	52.1	0.41
Fidelity Advisor Equity Growth Fund: (a)
 Class A	11/30/09	586.9	0.56
 Class T	11/30/09	1,205.3	0.56
 Class B	11/30/09	74.0	0.56
 Class C	11/30/09	133.3	0.56
 Institutional Class	11/30/09	926.4	0.56
Fidelity Advisor Equity Value Fund: (a)
 Class A	11/30/09	32.1	0.52
 Class T	11/30/09	27.8	0.52
 Class B	11/30/09	7.1	0.52
 Class C	11/30/09	10.6	0.52
 Institutional Class	11/30/09	5.1	0.52
Fidelity Advisor Fifty Fund: (a)
 Class A	11/30/09	24.5	0.56
 Class T	11/30/09	14.7	0.56
 Class B	11/30/09	5.6	0.56
 Class C	11/30/09	9.3	0.56
 Institutional Class	11/30/09	3.4	0.56
Fidelity Advisor Growth Opportunities Fund: (a)
 Class A	11/30/09	204.9	0.16
 Class T	11/30/09	922.0	0.16
 Class B	11/30/09	19.4	0.16
 Class C	11/30/09	31.8	0.16
 Institutional Class	11/30/09	27.0	0.16
Fidelity Advisor Growth Strategies Fund: (a)
 Class A	11/30/09	9.0	0.46
 Class T	11/30/09	10.8	0.46
 Class B	11/30/09	3.2	0.46
 Class C	11/30/09	4.1	0.46
 Institutional Class	11/30/09	0.4	0.46
Fidelity Advisor Large Cap Fund: (a)
 Class A	11/30/09	91.7	0.50
 Class T	11/30/09	73.2	0.50
 Class B	11/30/09	19.5	0.50
 Class C	11/30/09	22.0	0.50
 Institutional Class	11/30/09	759.4	0.50
Fidelity Advisor Mid Cap Fund: (a)
 Class A	11/30/09	789.1	0.21
 Class T	11/30/09	1,437.9	0.21
 Class B	11/30/09	140.5	0.21
 Class C	11/30/09	167.1	0.21
 Institutional Class	11/30/09	292.4	0.21
Fidelity Advisor Small Cap Fund: (a)
 Class A	11/30/09	965.5	0.92
 Class T	11/30/09	1,102.4	0.92
 Class B	11/30/09	82.6	0.92
 Class C	11/30/09	246.2	0.92
 Institutional Class	11/30/09	763.2	0.92
Fidelity Advisor Stock Selector All Cap Fund: (a)
 Class A	11/30/09	190.9	0.43
 Class T	11/30/09	120.8	0.43
 Class B	11/30/09	20.8	0.43
 Class C	11/30/09	52.2	0.43
 Institutional Class	11/30/09	164.8	0.43
Fidelity Advisor Strategic Growth Fund: (a)
 Class A	11/30/09	4.9	0.52
 Class T	11/30/09	5.5	0.52
 Class B	11/30/09	2.0	0.52
 Class C	11/30/09	1.6	0.52
 Institutional Class	11/30/09	0.1	0.52
Fidelity Advisor Value Strategies Fund: (a)
 Class A	11/30/09	166.9	0.37
 Class T	11/30/09	290.5	0.37
 Class B	11/30/09	40.8	0.37
 Class C	11/30/09	36.3	0.37
 Class K	11/30/09	13.1	0.37
 Institutional Class	11/30/09	42.2	0.37
 Retail Class	11/30/09	169.8	0.37
Fidelity Growth Company Fund: (a)
 Class F (f)	11/30/09	26.1	0.65
 Class K	11/30/09	2,793.0	0.65
 Retail Class	11/30/09	23,445.3	0.65
Fidelity Growth Strategies Fund: (a)
 Class K	11/30/09	90.7	0.49
 Retail Class	11/30/09	1,629.4	0.49
Fidelity Independence Fund: (a)
 Class K	11/30/09	139.9	0.63
 Retail Class	11/30/09	3,410.4	0.63
Fidelity New Millennium Fund® (a)	11/30/09	1,317.8	0.76
Fidelity Advisor Mid Cap II Fund: (a)
 Class A	12/31/09	616.5	0.56
 Class T	12/31/09	352.4	0.56
 Class B	12/31/09	62.9	0.56
 Class C	12/31/09	178.4	0.56
 Institutional Class	12/31/09	437.7	0.56
Fidelity Advisor New Insights Fund: (a)
 Class A	12/31/09	3,270.7	0.65
 Class T	12/31/09	1,323.7	0.65
 Class B	12/31/09	338.3	0.65
 Class C	12/31/09	1,493.6	0.65
 Institutional Class	12/31/09	3,239.7	0.65
Fidelity Contrafund®: (a)
 Class K	12/31/09	4,869.7	0.78
 Retail Class	12/31/09	43,304.9	0.78
Fidelity Exchange Fund (e)	12/31/09	152.4	0.38
Fidelity Trend Fund (a)	12/31/09	634.9	0.52
VIP Consumer Discretionary Portfolio: (a)
 Initial Class	12/31/09	3.9	0.56
 Investor Class	12/31/09	3.1	0.56
VIP Consumer Staples Portfolio: (a)
 Initial Class	12/31/09	7.5	0.56
 Investor Class	12/31/09	10.0	0.56
VIP Contrafund Portfolio: (a)
 Initial Class	12/31/09	6,467.2	0.56
 Investor Class	12/31/09	366.1	0.56
 Service Class	12/31/09	1,555.2	0.56
 Service Class 2	12/31/09	6,649.5	0.56
 Service Class 2 R	12/31/09	12.7	0.56
VIP Disciplined Small Cap Portfolio: (d)
 Initial Class	12/31/09	10.8	0.71
 Investor Class	12/31/09	20.5	0.71
 Service Class	12/31/09	0.5	0.71
 Service Class 2	12/31/09	1.4	0.71
VIP Dynamic Capital Appreciation Portfolio: (a)
 Initial Class	12/31/09	15.2	0.56
 Investor Class	12/31/09	14.6	0.56
 Service Class	12/31/09	0.2	0.56
 Service Class 2	12/31/09	11.9	0.56
VIP Emerging Markets Portfolio: (a)(c)
 Initial Class	12/31/09	0.5	0.81
 Initial Class R	12/31/09	14.0	0.81
 Investor Class R	12/31/09	15.6	0.81
 Service Class	12/31/09	0.4	0.81
 Service Class 2	12/31/09	0.3	0.81
 Service Class 2 R	12/31/09	0.3	0.81
VIP Energy Portfolio: (a)
 Initial Class	12/31/09	137.7	0.56
 Investor Class	12/31/09	71.8	0.56
 Service Class 2	12/31/09	106.7	0.56
VIP Financial Services Portfolio: (a)
 Initial Class	12/31/09	21.0	0.56
 Investor Class	12/31/09	16.8	0.56
VIP Growth Opportunities Portfolio: (a)
 Initial Class	12/31/09	131.8	0.56
 Investor Class	12/31/09	17.6	0.56
 Service Class	12/31/09	157.3	0.56
 Service Class 2	12/31/09	29.3	0.56
VIP Growth Portfolio: (a)
 Initial Class	12/31/09	2,345.9	0.56
 Investor Class	12/31/09	86.2	0.56
 Service Class	12/31/09	388.9	0.56
 Service Class 2	12/31/09	468.4	0.56
 Service Class 2 R	12/31/09	4.2	0.56
VIP Growth Stock Portfolio: (a)
 Initial Class	12/31/09	4.1	0.56
 Investor Class	12/31/09	5.2	0.56
 Service Class	12/31/09	0.9	0.56
 Service Class 2	12/31/09	1.9	0.56
VIP Growth Strategies Portfolio: (a)
 Initial Class	12/31/09	4.8	0.61
 Investor Class	12/31/09	4.3	0.61
 Service Class	12/31/09	0.4	0.61
 Service Class 2	12/31/09	4.9	0.61
VIP Health Care Portfolio: (a)
 Initial Class	12/31/09	36.3	0.56
 Investor Class	12/31/09	22.1	0.56
VIP Industrials Portfolio: (a)
 Initial Class	12/31/09	26.3	0.56
 Investor Class	12/31/09	20.6	0.56
VIP International Capital Appreciation Portfolio: (a)(b)
 Initial Class	12/31/09	0.5	0.71
 Initial Class R	12/31/09	11.9	0.71
 Investor Class R	12/31/09	19.0	0.71
 Service Class	12/31/09	0.1	0.71
 Service Class R	12/31/09	0.1	0.71
 Service Class 2	12/31/09	0.2	0.71
 Service Class 2 R	12/31/09	0.4	0.71
VIP Materials Portfolio: (a)
 Initial Class	12/31/09	20.5	0.56
 Investor Class	12/31/09	19.8	0.56
VIP Mid Cap Portfolio: (a)
 Initial Class	12/31/09	888.8	0.56
 Investor Class	12/31/09	189.9	0.56
 Service Class	12/31/09	612.2	0.56
 Service Class 2	12/31/09	4,147.5	0.56
VIP Overseas Portfolio: (a)(c)
 Initial Class	12/31/09	680.5	0.71
 Initial Class R	12/31/09	114.3	0.71
 Investor Class R	12/31/09	125.1	0.71
 Service Class	12/31/09	157.9	0.71
 Service Class R	12/31/09	59.4	0.71
 Service Class 2	12/31/09	51.8	0.71
 Service Class 2 R	12/31/09	406.7	0.71
VIP Technology Portfolio: (a)
 Initial Class	12/31/09	54.4	0.56
 Investor Class	12/31/09	32.9	0.56
VIP Telecommunications Portfolio: (a)
 Initial Class	12/31/09	3.3	0.56
 Investor Class	12/31/09	3.1	0.56
VIP Utilities Portfolio: (a)
 Initial Class	12/31/09	25.3	0.56
 Investor Class	12/31/09	15.3	0.56
VIP Value Leaders Portfolio: (a)
 Initial Class	12/31/09	14.3	0.56
 Investor Class	12/31/09	20.0	0.56
 Service Class	12/31/09	0.8	0.56
 Service Class 2	12/31/09	1.8	0.56
VIP Value Portfolio: (a)
 Initial Class	12/31/09	50.0	0.56
 Investor Class	12/31/09	43.1	0.56
 Service Class	12/31/09	0.2	0.56
 Service Class 2	12/31/09	6.3	0.56
VIP Value Strategies Portfolio: (a)
 Initial Class	12/31/09	62.3	0.56
 Investor Class	12/31/09	37.9	0.56
 Service Class	12/31/09	26.9	0.56
 Service Class 2	12/31/09	106.8	0.56

(a) FMR has entered into a sub-advisory agreement with each of FMRC, FMR U.K., FMR H.K. and FMR Japan on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has entered into a sub-research agreement with each of FIIA(U.K.)L and FIJ on behalf of the fund. FMR and FMRC have entered into a general research agreement with FRAC on behalf of the fund.

(b) FMR has entered into a sub-advisory agreement with FIIA on behalf of the fund. FIIA has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund.

(c) FMR has entered into a sub-advisory agreement with FIIA on behalf of the fund. FIIA has entered into a sub-advisory agreement with each of FIIA(U.K.)L and FIJ on behalf of the fund.

(d) FMR has entered into a sub-advisory agreement with each of FMRC and Geode Capital Management, LLC (Geode®) on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMR and FMRC have entered into a general research agreement with FRAC on behalf of the fund.

(f) Less than a complete fiscal year.

(g) Estimated as of commencement of operations.

Fidelity, Select Portfolios, Magellan, Fidelity Fifty, New Millennium Fund, and Contrafund are registered trademarks of FMR LLC.

Geode is a registered trademark of Geode Capital Management, LLC.

The third party marks appearing above are the marks of their respective owners.

1.917562.100 SEA-pxs-0910

Form of Proxy Card: Fidelity Southeast Asia Fund

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!
		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.
		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.
(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Alan J. Lacy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on November 16, 2010 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder's name and address prints here]	...........................................................................	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
...........................................................................	...........................................................................	[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
		FOR	AGAINST	ABSTAIN
1.	To approve a change in the performance adjustment index for the fund.	(_)	(_)	(_)
2.	To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.	(_)	(_)	(_)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	[Card Code prints here]	Signature (Joint Owners)	Date

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This e-mail notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name]

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web address[es]:

LETTER TO SHAREHOLDERS, NOTICE OF MEETING, and PROXY STATEMENT: http://www.XXXXXXXXXX

[If proxy materials include a 35d-1 Notice (Name Test Policy Buckslip) the email will also include: [insert FUND NAME] BUCKSLIP: http://www.XXXXXXXXXX]

[If proxy materials are for a merger proxy the email will also include: PROSPECTUS: http://www.XXXXXXXXXX]

If your e-mail software supports it, you can simply click on the above link[s].  If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyvote.com/proxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-877-296-4941 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyvote.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Broadrige Touch-Tone Voting Script

1-877-296-4941

Generic Greeting:
"Thank you for calling the Automated Proxy Voting Service."
Shareholder Hears:

"You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions."

"Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you."

Shareholder presses "1" and hears:
"Lets Begin." ** If shareholder does not press anything, they will hear: "Please call back when you have your proxy card available. Thank you for calling. Goodbye."
Enter Control Number Script - Shareholder hears:
"Please enter the 12-digit control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."
Shareholder Enters Control number...

Valid Control Number: (See voting scripts, below)

Invalid (Input 1 or 2 times): "Control number is invalid."

Invalid Input = 3x. This voice is heard if input invalid control # 3 times: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Goodbye."

Valid control number, but Shareholder has already voted: "A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See voting scripts, below).

Valid control number, but Shareholder has just voted a proxy with the same proposals: "The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.

Voting:
"If you would like to vote as the Board recommends press 1, to vote on nominees and proposals individually press 2.
Shareholder presses:	Shareholder hears:
1	"Let me confirm. You have elected to vote as the Board recommends." And goes to the confirm options.
2	Shareholder goes to Nominee and/or Proposal Voting.
Nominee Vote Script: (vote for individual proposals)
"If you wish to vote for all nominees press 1. To withhold all nominees, press 2 To withhold specific nominees, press 3."
Shareholder presses:	Shareholder hears:
1	"Proposal Voting." Goes to Proposal Voting Script.
2	"Proposal Voting." Goes to Proposal Voting Script.
3

"To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00."

After each election, "OK" is heard.

´00' goes to Proposal Vote Script.

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:
Shareholder hears:

"(There are/There is)<#Proposals> (additional) proposal(s) to vote on. After you cast all your votes, you will have a chance to review them." Before each proposal the Shareholder will hear "We are ready to accept your vote for proposal <n>."

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3."

**Based on the shareholder's selection, the prompt will confirm their choice.

For/Against Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2."

**Based on the shareholder's selection, the prompt will confirm their choice.

See Confirm Options below.

For/Abstain Script:
"If you are voting for this proposal, press 1. If you wish to abstain press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Withhold Script:
"If you are voting for this proposal, press 1. If you wish to withhold press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Against/Withhold Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3."

**Based on the shareholder's selection, the prompt will confirm their choice).See Confirm Options below.

Completed Proposal Voting:
"You have completed Proposal Voting" This text will be heard following the final proposal on the ballot.
Confirm Options:
"Let me confirm."
Nominee Confirmation: Proposal Confirmation:

1. You have voted for all nominees

2. You have voted to withhold all nominees

3. You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)

"You have voted For/Against Proposal ##."

(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

"If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3."

If shareholder presses 1: "One moment, while I log your ballot. A vote has been recorded for control number <Control Number>." Shareholder then goes to Vote Another Script.

If shareholder presses 2: they are directed to the Enter Control Number Script.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

"If this concludes your business press 1, if you would like to vote another proxy press 2."

If shareholder presses 1: "All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Goodbye."

If shareholder presses 2: See appropriate proxy voting dialog scripts, above.

Error Messages:
Auto Proxy Unavailable Error:	"We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later."
Meeting Date has passed:	"Sorry, the control number you entered is no longer valid.
Control number no longer valid:	"Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	"Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Upon log-in to www.proxyvote.com/proxy shareholder sees Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - This is a secure internet site that will allow you to:

Text - [bullet] Submit your proxy voting instructions on-line or learn how to vote

Text - [bullet] View electronic versions of Proxy Materials on-line

Text - [bullet] Sign up to receive future Proxy Materials via e-mail

Text - [bullet] Request Proxy Materials if you received a Notice of Internet Availability

Text - It is easy to get started

Text - Simply enter your 12 digit Control Number in the box below. This Control Number can be found in several places depending on the type of notification you received.

Link - [bullet] Proxy Card recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Proxy Card" a window appears that contains a sample proxy card with the location of the control number highlighted]

Link - [bullet] E-Mail Notification recipients can find the Control Number next to the label "Control Number." [when shareholder clicks on "E-Mail Notification" a window appears that contains a sample e-mail with the location of the control number highlighted]

Link - [bullet] Notice of Internet Availability of Proxy Materials recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Notice of Internet Availability" a window appears that contains a sample Notice with the location of the control number highlighted]

Link - CLICK HERE to view Proxy Materials for the Fidelity funds [when shareholder clicks on "Click Here" a window appears that contains proxy materials for this campaign and previous proxy campaigns held during the past year]

Input - Enter your Control Number

[box in which to enter your control number appears here]

["Submit" button appears here] [if shareholder clicks on "Submit" Screen 2 appears if the shareholder received a Notice and Screen 5 appears if the shareholder received a full-set package via mail or e-delivery]

Link - [bullet] To enroll for electronic delivery without voting your Proxy, please enter your Control Number and click here. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 2

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - [bullet] View Proxy Materials by choosing the option below

Text - [bullet] Vote your shares by choosing the option below or vote by touchtone telephone at 1-877-296-4941

Text - [bullet] Request Proxy Materials (for future meetings and/or for this meeting only) be sent to you by e-mail or hard copy at no charge by choosing the option below

Text - (centered) View Proxy Materials

Link - (centered) [link to access "Letter to Shareholders, Notice of Meeting, and Proxy Statement" appears here] [if shareholder clicks on link a PDF copy of the proxy materials opens in another window]

Text - (left centered) Request Proxy Materials

Link - (left centered) [link to access "Request Copy" appears here] [if shareholder clicks on link Screen 3 opens]

Text - (right centered) Vote Your Shares

Link - (right centered) [link to "Vote" appears here] [if shareholder clicks on link Screen 5 opens]

Link - (left justified) Learn more about Notice & Access [if shareholder clicks on "Learn more about Notice & Access" another window opens that explains the concept of Notice & Access]

Link - To enroll for electronic delivery without voting your Proxy, please click here. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - [picture of PDF document appears here] Download Adobe Acrobat. [if shareholder clicks on "Download Adobe Acrobat." the Adobe web site (http://get.adobe.com/reader) launches]

Text - You may need Adobe Acrobat to view the documents listed above.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 3 - Fulfillment Request Proxy Materials Page

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Welcome to the Fulfillment Request Service

Text - We are pleased to offer shareholders the ability to request copies of the Proxy Materials.

Text - View Proxy Materials

Link - [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" a PDF copy of the proxy materials opens in another window]

Text - Please choose from one of the selections below:

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by e-mail to the e-mail address below at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by e-mail to the e-mail address below for this meeting and by mail to the same address as the Notice for all future meetings at no cost to me.

Input - (left side) Input E-mail Address: [shareholder inputs his/her e-mail address here]
(right side) Verify E-mail Address: [shareholder inputs his/her e-mail address here]

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by mail to the same address as the Notice at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

Link - If you wish to receive all future Proxy Materials electronically, please click here to register for electronic delivery. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - (left justified) [link to "Submit Request" appears here] (to right) [link to go "Back to Shareholder Portal" appears here] [if shareholder clicks on "Submit Request" Screen 4 appears; if shareholder clicks on "Back to Shareholder Portal" Screen 2 appears]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 4 - Fulfillment Request Confirmation Page

[For shareholder that received his/her proxy via the Notice method and selected a fulfillment request option on Screen 3]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Your fulfillment request has been received. THANK YOU!

Link - If you would like to process another request, please click here to enter your next Control Number. [if shareholder clicks on "click here" Screen 1 appears]

Link - If you have completed your request, please click here to exit. [if shareholder clicks on "click here" the web page closes]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 5 - Internet Voting Page

[Page appears if shareholder received his/her proxy via the Notice method and selects "Vote Your Shares" on Screen 2 or if shareholder received his/her proxy via full-set delivery and enters his/her control number on Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (right justified) Proxy Materials

Link - (right justified) [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" a PDF copy of the proxy materials opens in another window]

Text - (left justified) Vote Your Shares

Text - (centered) Proxy Voting Form

Text - (centered) The Board's Recommendation[s]

Text - (centered) THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]

Text - (centered) If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote [the/each] proposal separately, mark your selection[s] under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of [each of these/this] matter[s].

["Vote the proposal[s] as the Board of Trustees recommends" button appears here] [if shareholder clicks on button Screen 6 appears]

	Proposal	Board Recommends	Vote Options
01	[Title of proposal will be inserted] Nominees: [list of nominees]	[For/Withhold/For All Except]	[ ] For All Nominees [ ] Withhold All Nominees [ ] For All Except Those Selected Below [names of all nominees listed here]
02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) You will have an opportunity to confirm that your [selection was/selections were] properly recorded after you submit your vote.

Text - (left justified) Back to top [if shareholder selects "Back to top" he/she is brought to the top of the page]

Link - (centered) [links to "Vote the proposals as indicated above" and "Reset" appear here] [if shareholder clicks on "Vote" button Screen 6 appears; if shareholder clicks on "Reset" button vote selections clear on this page ]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 6 - Internet Voting Confirmation Page

[Page appears after shareholder elects his/her vote selection and clicks on a "Vote" button on Screen 5]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (centered) Vote Confirmation

Text - (centered) Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Text - (centered) Proxy Voting Form

Text - (centered) [You elected to vote as recommended by the Board of Trustees.]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]/[You have voted as follows:]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote will be cast as recommended by the Board of Trustees unless you select the "Back" button below and revise your vote.]/[You Voted]
01	[Title of proposal will be inserted]	[For/Withhold/For All Except]

[ ] For All Nominees
[names of all nominees listed here]

[ ] Withhold All Nominees
[names of all nominees listed here]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) Please review your selection carefully before voting.

Text - (left justified) If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.

Text - (left justified) If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

Text - (left justified) If you would like to receive an e-mail confirmation, enter your e-mail address here: [shareholder inputs his/her e-mail address here]

Selection - (centered) [links to "Final Vote Submission" and to go "Back" appear here] [if shareholder clicks on "Final Vote" button Screen 7 appears; if shareholder clicks on "Back" button Screen 5 appears]

Text - (centered) Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint [name of proxy agent 1], [name of proxy agent 2], and [name of proxy agent 3], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 7 - Vote Submission Page

[Page appears after shareholder selects "Final Vote Submission" on Screen 6]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (left justified) Thank You! Your vote has been submitted as detailed below.

Links - [Change Vote] [Vote Another Proxy] [Exit Internet Proxy Voting Services] [if shareholder clicks on "Change Vote" Screen 5 appears; if shareholder clicks on "Vote Another Proxy" Screen 1 appears; if shareholder clicks on "Exit Internet Proxy Voting Service" the web page closes]

Text - (right justified) Click here to print vote confirmation: [picture of printer appears here] [if shareholder clicks on picture of printer print window appears and page prints in form noted below]

Text - (centered) Proxy Voting Form

Text - (centered) [You elected to vote as recommended by the Board of Trustees.]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]/[You have voted as follows:]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote has been cast as recommended by the Board of Trustees.]/[You Voted]
01	[Title of proposal will be inserted]	[For/Withhold/For All Except]

[For All Nominees
[names of all nominees listed here]]

[Withhold All Nominees
[names of all nominees listed here]]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

Text - (left justified) With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

Text - (left justified) The benefits of e-mail notification of Proxy Materials include:

Text - (left justified) [bullet] Immediate availability of Proxy Materials

Text - (left justified) [bullet] Fewer bulky postal mailings that fill your mailbox

Text - (left justified) [bullet] Better for the environment

Text - (left justified) [bullet] Automatic postal mail delivery if you change your e-mail address and fail to notify us

Text - (left justified) [bullet] It's free and you can choose to opt-in or opt-out any time

Text - (left justified) [bullet] Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement) [if shareholder selects "Privacy Statement" it launches Broadridge's statement in a separate window]

Selection - (left justified) [link to "Register for Electronic Delivery of Proxy Materials" appears here] [if shareholder clicks on link the electronic delivery sign-up screen opens in another window]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1 a new window will open that presents information in the following format]

Form Of

Proxy Materials Page

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (left justified) Fidelity funds

Text - (left justified) Proxy Materials

Proxy Dated	Trust Name	Link
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]

[If shareholder requests an e-mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form Of

E-mail Confirmation

Text - (left justified)

Your vote for Control Number [**** (last 4 digits of control number) inserted here] has been submitted to Fidelity Investments for
[Trust name:]
[Fund name], as follows:

-------------------------------------------------
Proposal 1. [proposal title]..........[Each nominee's name is listed followed by how the shareholder voted for that nominee] [For] [Withhold]

Proposal 2. [proposal title]..........[For] [Against] [Abstain]

Proposal 3. [proposal title]..........[[For] [Against] [Abstain]

Proposal 4. [proposal title]..........[For] [Against] [Abstain]

Proposal 6. [proposal title]..........[For] [Against] [Abstain]

Thank you for voting.

Important Notice Regarding Change in Investment Policy

The following changes will take effect on the first day of the month following shareholder approval of Proposal 1 contained in the proxy statement dated September 20, 2010. To determine whether the proposal was approved by shareholders, visit www.fidelity.com after November 16, 2010.

Current name	Current name test policy	New name	New name test policy	Nature of change
Fidelity Southeast Asia Fund	normally invests at least 80% of its assets in securities of Southeast Asian issuers and other investments that are tied economically to Southeast Asia	Fidelity Emerging Asia Fund	normally invests at least 80% of its assets in securities of Asian emerging market issuers and other investments that are tied economically to Asian emerging markets	Broaden the fund's investment strategy to include India to take greater advantage of the attractive investment opportunities within this key emerging Asia market

SEA-buck-0910 1.917564.100